Exhibit 10.2
FORM OF FIRST AMENDMENT TO THE SEVERANCE AND CHANGE IN CONTROL AGREEMENT

This FIRST AMENDMENT TO THE SEVERANCE AND CHANGE IN CONTROL AGREEMENT (the “Amendment”) by and between EastGroup Properties, Inc., a Maryland corporation (the “Company”), and ____________ (the “Executive”) is effective as of ________ __, 2020.
WHEREAS, the Company and the Executive entered into a Severance and Change in Control Agreement dated as ___________ (the “Severance Agreement”); and
WHEREAS, the Company and the Executive wish to amend certain provisions of the Severance Agreement.
NOW, THEREFORE, the parties, for good and valuable consideration and intending to be legally bound, agree as follows:
1.Section 6(b) of the Severance Agreement is hereby deleted in its entirety and replaced with the following:

“(b) A lump sum severance payment in an amount equal to the product of 2.5 times the Executive’s Average Annual Compensation as of the Change in Control; and”

2.Except as so amended, the Severance Agreement is in all other respects hereby confirmed and defined terms used but not defined herein shall have the meanings set forth in the Severance Agreement.

3.This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Executive has set his or her hand to this Amendment and, pursuant to the authorization from the Compensation Committee of the Board of Directors, the Company has caused this Amendment to be executed as of the day and year first above written.

EASTGROUP PROPERTIES, INC.

By:___________________________________
Name:
Title:

By:___________________________________
Name:
Title:

EXECUTIVE

______________________________________
Name:

Address:

[Signature Page to the First Amendment to the Severance and Change in Control Agreement]